Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

OF

INFUSYSTEM HOLDINGS, INC.

Offer to Exchange

Common Stock

For Any and All Outstanding Warrants Exercisable for Common Stock

With An Exercise Price of $5.00 per Share Expiring on April 11, 2011 (CUSIP 45685K110) of

InfuSystem Holdings, Inc.

Pursuant to the Exchange Offer Statement dated February 16, 2010

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M. EASTERN STANDARD TIME,

ON MARCH 17, 2010, UNLESS THE OFFER IS EXTENDED (THE “EXPIRATION DATE”).

SECURITIES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME

PRIOR TO THE EXPIRATION DATE.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY.

InfuSystem Holdings, Inc.

31700 Research Park Drive

Madison Heights, Michigan 48071

(248) 291-1210

Attention: Sean Whelan

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Questions and requests for assistance relating to the procedures for tendering the Warrants and requests for additional copies of the Exchange Offer Statement and this Letter of Transmittal may be directed to the Company at its address and telephone number set forth above.

This Letter of Transmittal and the instructions hereto (this “Letter of Transmittal”) and the Exchange Offer Statement (together with this Letter of Transmittal, as amended from time to time, the “Offer Documents”) constitute an offer (the “Exchange Offer”) by InfuSystem Holdings, Inc., a Delaware corporation (the “Company”) to exchange shares of the Company’s common stock par value $0.0001 par value per share (“Common Stock”) for any or all of the Company’s outstanding warrants to purchase Common Stock exercisable at $5.00 per share (the “Warrants”) of the Company, on the terms and subject to the conditions set forth in the Exchange Offer Statement and this Letter of Transmittal.

This Letter of Transmittal may only be used by a holder of Private Warrants (as defined in the Exchange Offer).

In the event that the Exchange Offer is withdrawn, terminated or otherwise not completed, none of the validly tendered Warrants will be exchanged for Common Stock, and any Warrants tendered by you will be credited to your account.

The Exchange Offer is made upon the terms and subject to the conditions set forth in the Offer Documents. Holders should carefully review such information.

Holders who wish to tender their Warrants using this Letter of Transmittal must complete the box below entitled “Description of Warrants Tendered” and complete the box below entitled “Exchange Option” and sign in the appropriate box below.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

DESCRIPTION OF WARRANTS TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Warrant Certificate(s)	Warrant Certificate(s) and Warrant(s) Tendered (Attach additional list, if necessary)
	Warrant Certificate Number(s)*	Total Number of Warrants Evidenced By Warrant Certificate(s)	Number of Warrants Tendered**

Total Warrants

*       Need not be completed by holders who are tendering Warrants by book-entry transfer.

**     Unless otherwise indicated, it will be assumed that all Warrants evidenced by each Warrant Certificate delivered to the Company are being tendered hereby. See Instruction 4.

LOST CERTIFICATES

☐	I HAVE LOST MY CERTIFICATE(S) THAT REPRESENTED WARRANTS AND REQUIRE ASSISTANCE IN OBTAINING REPLACEMENT CERTIFICATE(S). I UNDERSTAND THAT I MUST CONTACT THE COMPANY TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 9.

Number of warrants represented by the lost or destroyed certificates:

EXCHANGE OPTION
(Please check the option under which you will exchange the Warrants described above and the amount of Warrants tendered under such option)	Amount of Warrants tendered
		Number of Warrants Tendered Under the Unrestricted Option	Number of Warrants Tendered Under the Lock-Up Option

☐ Unrestricted Option One (1) share of Common Stock for every thirty-five (35) Warrants tendered

☐       Lock-Up Option

One (1) share of Common Stock for every twenty-five (25) Warrants tendered, provided you agree to be subject to the lock-up provisions described in this Exchange Offer Statement, which provide that you may not sell the shares of Common Stock received for six months following the expiration of this Exchange Offer without our consent

Total Warrants

If you do not wish to tender your Warrants, you do not need to return this Letter of Transmittal or take any other action.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

By execution hereof, the undersigned acknowledges receipt of the Exchange Offer Statement, dated February 16, 2010 (as may be amended or supplemented from time to time, the “Exchange Offer Statement”), of InfuSystem Holdings, Inc., a Delaware corporation (the “Company”) and this Letter of Transmittal and instructions hereto (the “Letter of Transmittal” and, together with the Exchange Offer Statement, the “Offer Documents”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange shares of our common stock par value $0.0001 per share (“Common Stock”) for any or all of our outstanding warrants to purchase Common Stock exercisable at $5.00 per share (the “Warrants”) of the Company, on the terms and subject to the conditions set forth in the Exchange Offer Statement and this Letter of Transmittal.

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described Warrants pursuant to the Company’s offer to exchange any and all outstanding Warrants for one of the following options:

•	One (1) share of Common Stock for every thirty-five (35) Warrants tendered (“Unrestricted Option”); or

•

One (1) share of Common Stock for every twenty-five (25) Warrants tendered, provided you agree to be subject to the lock-up provisions described in this Exchange Offer Statement, which provide that you may not sell the shares of Common Stock received for six months following the expiration of this Exchange Offer without our consent (Lock-Up Option”).

Upon the terms and subject to the conditions of the Exchange Offer and effective upon acceptance of the Warrants tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Warrants that are being tendered herewith and appoints the Company the true and lawful agent and attorney-in-fact with respect to such Warrants, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Exchange Offer Statement, to (i) deliver certificates for Warrants or transfer ownership of such Warrants on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Company, as the undersigned’s agent, of the Common Stock to be issued in exchange for such Warrants, (ii) present certificates for such Warrants for transfer, and to transfer the Warrants on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Warrants, all in accordance with the terms and conditions of the Exchange Offer.

THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE WARRANTS TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE WARRANTS TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE WARRANTS TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

The undersigned understands that tenders of Warrants pursuant to the procedures described in the Exchange Offer Statement under the caption “The Exchange Offer—Procedures for Tendering Warrants” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that under certain circumstances set forth in the Exchange Offer Statement, the Company may not be required to accept for exchange any of the Warrants tendered hereby.

The undersigned understands that the delivery and surrender of the Warrants that the undersigned has tendered is not effective, and the risk of loss of Warrants does not pass to the Company, until the Company receives the Letter of Transmittal, duly completed and signed, together with all accompanying evidences of authority in form satisfactory to the Company and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF WARRANTS WILL BE DETERMINED BY THE COMPANY IN ITS SOLE DISCRETION AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING HOLDERS. The undersigned also understands that no tender of Warrants is valid until all defects and irregularities in tenders of Warrants have been cured or waived and that none of the Company or any other person is under any duty to give notification of any defects or irregularities in the tender of any Warrants or will incur any liability for failure to give any such notification.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the Common Stock and return any Warrants not tendered or not accepted for exchange, in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the Common Stock and any certificates for Warrants not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the Common Stock and return any Warrants not tendered or not accepted for exchange in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the “Special Issuance Instructions,” to transfer or cause to be transferred any Warrants from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Warrants so tendered.

The undersigned understands that the delivery and surrender of the Warrants is not effective, and the risk of loss of the Warrants does not pass to the Company, until receipt by the Company of all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Warrant will be determined by the Company, in its sole discretion, which determination shall be final and binding.

IMPORTANT—SIGN HERE

(Also Complete Substitute Form W-9 Included Below)

(Signature(s) of Owner(s))

Dated

Name(s)
(Please Print)

Capacity (full title)

Address
(Include Zip Code)

Area Code and Telephone Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Warrant Certificate(s). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY

FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature

Name

Title
(Please Print)

Name of Firm

Address
(Include Zip Code)

Area Code and Telephone Number

Dated

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Common Stock (or certificates for Warrants not tendered or not accepted for exchange) are to be issued in the name of someone other than the undersigned.

Issue Certificates to:

Name
(Please Print)

Address

(Zip Code)

(Taxpayer Identification No.)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Common Stock (or certificates for Warrants not tendered or not accepted for exchange) are to be sent to someone other than the undersigned.

Mail Certificates to:

Name
(Please Print)

Address

(Zip Code)

(Taxpayer Identification No.)

Instructions

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility’s systems whose name(s) appear(s) on a security position listing as the owner(s) of the Warrants) of the Warrants tendered herewith and such holder(s) have not completed the instruction entitled “Special Issuance Instructions” on this Letter of Transmittal. See Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be completed by holders of Private Warrants if certificates for Warrants are to be forwarded herewith. Certificates evidencing tendered Warrants, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Company at its addresses set forth herein prior to the Expiration Date. If Warrant certificates are forwarded separately to the Company, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

The method of delivery of this Letter of Transmittal, Warrant certificates and all other required documents, is at the option and the risk of the tendering holder and the delivery will be deemed made only when actually received by the Company. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED. BY EXECUTING THIS LETTER OF TRANSMITTAL, THE TENDERING HOLDER WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE FOR PAYMENT OF THE WARRANTS.

3. Inadequate Space. If the space provided herein is inadequate, the Warrant Certificate numbers, the number of Warrants evidenced by such Warrant Certificates and the number of Warrants tendered should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders. (Not applicable to holders of Warrants who tender by book-entry transfer.) If fewer than all the Warrants represented by any certificate delivered to the Company are to be tendered, fill in the number of Warrants which are to be tendered in the box entitled “Number of Warrants Tendered.” In such case, a new certificate for the remainder of the Warrants represented by the certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Exchange Offer. All Warrants represented by certificates delivered to the Company will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Warrants tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Warrants tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Warrants tendered hereby, no endorsements of certificates or separate stock powers are required unless Warrants not tendered or not accepted for exchange are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Warrants tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Warrants. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

6. Transfer Taxes. The Company will not pay any transfer taxes that may be applicable to the exchange of the Warrants pursuant to the Exchange Offer. If certificates representing Warrants for warrants not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder(s) of Warrants tendered, or if tendered Warrants are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of the Warrants pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the exchanging holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such exchanging holder.

7. Special Issuance and Delivery Instructions. If certificates for Common Stock, or any Warrants not tendered or not accepted for exchange are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if any certificates for Warrants not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

8. Substitute Form W-9. Under U.S. federal income tax law, the Company may be required to withhold a portion of the amount of any payments made to certain holders pursuant to the Exchange Offer. To avoid such backup withholding, each tendering stockholder must provide the Company with such holder’s correct taxpayer identification number and certify that such holder is not subject to such backup withholding by completing the Substitute Form W-9. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”). For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Warrants are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

9. Mutilated, Lost, Stolen or Destroyed Certificates. Holders of Warrant Certificates that have been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Company immediately. The Company should be able to provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give the Company a bond as indemnity against any claim that may be made against it with respect to the certificates alleged to have been mutilated, lost, stolen, or destroyed. However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the expiration date of the Exchange Offer.

10. Waiver of Conditions. The conditions of the Exchange Offer may be waived, in whole or in part, by the Company, in its sole discretion, at any time and from time to time, in the case of any Warrants tendered.

11. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Company at its address and telephone number set forth below. Additional copies of the Exchange Offer Statement and the Letter of Transmittal may be obtained from the Company at its address and telephone number set forth below.

12. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance for exchange of any tender of Warrants will be determined by the Company in its discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of Warrants that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the absolute right to waive certain conditions to the Exchange Offer described in the Exchange Offer Statement under the section titled “The Exchange Offer—Determination of Validity; Rejection of Warrants; Waiver of Defects; No Obligation to Give Notice of Defects ,” or any defect or irregularity in the tender as to any particular Warrants. No tender of Warrants will be deemed to be properly made until all defects and irregularities in tenders of warrants have been cured or waived. None of the Company or any other person is or will be obligated to give notice of any defects or irregularities in the tender of Warrants and none of them will incur any liability for failure to give any such notice. The Company’s interpretation of the terms and conditions of the Exchange Offer, including the Letter of Transmittal, will be final and binding.

IMPORTANT: THIS LETTER OF TRANSMITTAL TOGETHER WITH ANY SIGNATURE GUARANTEES, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE COMPANY PRIOR TO THE EXPIRATION DATE AND CERTIFICATES FOR TENDERED WARRANTS MUST BE RECEIVED BY THE COMPANY PRIOR TO THE EXPIRATION DATE.

Any questions or requests for assistance may be directed to the Company at its address or telephone number set forth below. Additional copies of the Exchange Offer Statement and the Letter of Transmittal may be obtained from the Company at its address and telephone number set forth below.

InfuSystem Holdings, Inc.

31700 Research Park Drive

Madison Heights, Michigan 48071

(248) 291-1210

Attention: Sean Whelan

PAYER’S NAME: BANK OF NEW YORK MELLON

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	PART 1 Please provide your TIN and certify by signing and dating below.	Social Security Number OR Employer Identification Number(s):
PART 2 ☐ Exempt from Backup Withholding ☐ Awaiting TIN

PART 3—CERTIFICATION

Under penalties of perjury, I certify that:

The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me); and

I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE

NAME

BUSINESS NAME

(If different from above)

Check appropriate box:

☐  Individual/Sole

Proprietor    ☐  Corporation    ☐  Partnership    ☐  Other

ADDRESS

CITY                                          STATE                 ZIP CODE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.